UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2019

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Exchange Offer

On November 19, 2019, CHS/Community Health Systems, Inc. (the “Issuer”), a direct, wholly owned subsidiary of Community Health Systems, Inc. (the “Company”), issued $699,924,000 aggregate principal amount of its new 8.000% Senior Secured Notes due 2027 (the “New Senior-Priority Notes”), which mature on December 15, 2027, and $1,700,394,000 aggregate principal amount of its new 6.875% Senior Unsecured Notes due 2028 (the “New Unsecured Notes” and, together with the New Senior-Priority Notes, the “New Exchange Notes”), which mature on April 1, 2028. The terms of the New Senior-Priority Notes are governed by an Indenture (the “Senior-Priority Notes Indenture”), dated as of November 19, 2019, among the Issuer, the Company, the subsidiary guarantors party thereto, Regions Bank, as trustee (the “Trustee”), and Credit Suisse AG, as collateral agent (the “Collateral Agent”). The terms of the New Unsecured Notes are governed by an Indenture (the “Unsecured Notes Indenture” and, together with the Senior-Priority Notes Indenture, the “New Exchange Notes Indentures”), dated as of November 19, 2019, among the Issuer, the Company, the subsidiary guarantors party thereto and the Trustee.

The New Exchange Notes were issued on the early settlement date of the Issuer’s previously announced offer to exchange (the “Exchange Offer”) a combination of New Senior-Priority Notes and New Unsecured Notes for any and all of its $2,632 million aggregate principal amount of outstanding 6.875% Senior Unsecured Notes due 2022 (the “2022 Notes”). As of 5:00 p.m., New York City time, on November 13, 2019, a total of $2,400,461,000 aggregate principal amount of 2022 Notes were validly tendered (and not validly withdrawn) in the Exchange Offer. The Exchange Offer will expire at midnight, New York City time, on November 27, 2019, unless extended.

Interest. Interest on the New Senior-Priority Notes is payable semi-annually in arrears on June 15 and December 15 at 8.000% per annum, commencing on June 15, 2020. Interest on the New Unsecured Notes is payable semi-annually in arrears on April 1 and October 1 at a rate of 6.875% per annum, commencing on April 1, 2020.

Guarantees. Each series of New Exchange Notes is unconditionally guaranteed by the Company and each of the Issuer’s current and future domestic subsidiaries that provide guarantees under the Issuer’s ABL facility (the “ABL Facility”), any capital market debt securities of the Issuer (including the Issuer’s outstanding senior notes) and certain other long-term debt of the Issuer and the guarantors.

Security – New Senior-Priority Notes. Pursuant to the second amended and restated guarantee and collateral agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, as further amended on August 17, 2012, and as further amended and restated on November 19, 2019 (the “Collateral Agreement”), among the Issuer, the grantors named therein and the Collateral Agent and the Intercreditor Agreements (as defined below), the New Senior-Priority Notes and the related guarantees are secured by (i) first-priority liens on the collateral (the “Non-ABL Priority Collateral”) that also secures on a first-priority basis the Issuer’s existing senior-priority secured notes (the “Existing Senior-Priority Notes”) and (ii) second-priority liens on the collateral (the “ABL-Priority Collateral” and together with the Non-ABL Priority Collateral, the “Collateral”) that secures on a first-priority basis the ABL Facility (and also secures on a second-priority basis the Existing Senior-Priority Notes), in each case subject to permitted liens described in the Senior-Priority Notes Indenture. The New Senior-Priority Notes are subject to the terms of three intercreditor agreements: (1) the intercreditor agreement which governs the relative rights of the secured parties in respect of the ABL Facility, the Existing Senior-Priority Notes, the Issuer’s existing junior-priority secured notes (the “Existing Junior-Priority Notes”) and the New Senior-Priority Notes (the “ABL Intercreditor Agreement”), (2) the intercreditor agreement which governs the relative rights of the secured parties in respect of the Existing Senior-Priority Notes, the Existing Junior-Priority Notes and the New Senior-Priority Notes (the “Senior-Junior Intercreditor Agreement”) and (3) the intercreditor agreement which governs the relative rights of holders of the Existing Senior-Priority Notes, the New Senior-Priority Notes and any future obligations secured on a pari passu basis with the New Senior-Priority Notes (the “Pari Passu Intercreditor Agreement” and, together with the ABL Intercreditor Agreement and the Senior-Junior Intercreditor Agreement, the “Intercreditor Agreements”). Each of the Intercreditor Agreements restrict the actions permitted to be taken by the Collateral Agent with respect to the Collateral on behalf of the holders of the New Senior-Priority Notes.

Optional Redemption for the New Senior-Priority Notes. At any time prior to December 15, 2022, the Issuer may redeem some or all of the New Senior-Priority Notes at a price equal to 100% of the principal amount of the New Senior-Priority Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date plus a “make-whole” premium, as described in the Senior-Priority Notes Indenture. On or after December 15, 2022, the Issuer may redeem some or all of the New Senior-Priority Notes at any time and from time to time at the redemption prices set forth in the Senior-Priority Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to December 15, 2022, the Issuer may redeem up to 40% of the aggregate principal amount of the New Senior-Priority Notes with the proceeds of certain equity offerings at the redemption price set forth in the Senior-Priority Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Optional Redemption for the New Unsecured Notes. At any time prior to April 1, 2023, the Issuer may redeem some or all of the New Unsecured Notes at a price equal to 100% of the principal amount of the New Unsecured Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date plus a “make-whole” premium, as described in the Unsecured Notes Indenture. On or after April 1, 2023, the Issuer may redeem some or all of the New Unsecured Notes at any time and from time to time at the redemption prices set forth in the Unsecured Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to April 1, 2023, the Issuer may redeem up to 40% of the aggregate principal amount of the New Unsecured Notes with the proceeds of certain equity offerings at the redemption price set forth in the Unsecured Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Mandatory Redemption. If New Exchange Notes of a series would otherwise constitute “applicable high yield discount obligations” within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), at the end of each “accrual period” (as defined in Section 1272(a)(5) of the Code) ending after the fifth anniversary of the issue date of such series of New Exchange Notes (each, an “AHYDO redemption date”), the Issuer will be required to redeem for cash a portion of each New Exchange Note of such series then outstanding equal to the “Mandatory Principal Redemption Amount” (each such redemption, a “Mandatory Principal Redemption”). The redemption price for the portion of each New Exchange Note redeemed pursuant to any Mandatory Principal Redemption will be 100% of the principal amount of such portion plus any accrued interest thereon on the date of redemption. “Mandatory Principal Redemption Amount” means, as of each AHYDO redemption date, the portion of a New Exchange Note required to be redeemed to prevent such New Exchange Note from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code. No partial redemption or repurchase of the New Exchange Notes of a series prior to any AHYDO redemption date pursuant to any other provision of the applicable New Exchange Notes Indenture will alter the Issuer’s obligation to make any Mandatory Principal Redemption with respect to any New Exchange Notes of such series that remain outstanding on the AHYDO redemption date.

Change of Control. If the Company or the Issuer experiences a Change of Control (as defined in each New Exchange Notes Indenture), the Issuer is required to offer to repurchase each series of New Exchange Notes at 101% of the principal amount of such series of New Exchange Notes plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Restrictive Covenants and Events of Default. Each New Exchange Notes Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness (including restrictions on the ability of the Issuer and its restricted subsidiaries to incur any additional secured indebtedness), pay dividends or make other restricted payments, make certain investments, incur restrictions on the ability of the Issuer’s restricted subsidiaries that are not guarantors to pay dividends or make certain other payments, create or incur certain liens, sell assets and subsidiary stock, impair the security interests (solely in the case of the Senior-Priority Notes Indenture), transfer all or substantially all of the Issuer’s assets or enter into merger or consolidation transactions, and enter into transactions with affiliates. Each New Exchange Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in each New Exchange Notes Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency. The Senior-Priority Notes Indenture also includes as an event of default for failure to perfect certain collateral securing the New Senior-Priority Notes.

The foregoing summary and description of the New Exchange Notes Indentures, the New Exchange Notes and the Collateral Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Exchange Notes Indentures and the Collateral Agreement, as the case may be, which are filed as Exhibits 4.1, 4.2 and 4.5, respectively, hereto and incorporated by reference herein.

Offering of Additional 2026 Notes

On November 19, 2019, the Issuer completed its previously announced offering of an additional $500,000,000 aggregate principal amount of its 8.000% Senior Secured Notes due 2026 at an issue price of 100.00% plus accrued interest from September 15, 2019 to November 19, 2019 (the “Additional 2026 Notes” and, together with the $1,600,809,000 aggregate principal amount of 8.000% Senior Secured Notes due 2026 issued by the Issuer on March 6, 2019, the “2026 Notes”). The Additional 2026 Notes were issued as additional notes under the Indenture, dated as of March 6, 2019, among the Issuer, the Company, the subsidiary guarantors party thereto, the Trustee and the Collateral Agent (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated November 19, 2019, among the Issuer, the Company, the subsidiary guarantors party thereto, the Trustee and the Collateral Agent (the “First Supplemental Indenture and, together with the Base Indenture, the “2026 Notes Indenture”).

Interest. Interest on the Additional 2026 Notes is payable semi-annually in arrears on March 15 and September 15 of each year at 8.000% per annum, commencing on March 15, 2020.

Guarantees. The Additional 2026 Notes are unconditionally guaranteed by the Company and each of the Issuer’s current and future domestic subsidiaries that provide guarantees under the ABL Facility, any capital market debt securities of the Issuer (including the Issuer’s outstanding senior notes) and certain other long-term debt of the Issuer and the guarantors.

Security. Pursuant to the Collateral Agreement and the Intercreditor Agreements, the Additional 2026 Notes and the related guarantees are secured by (i) first-priority liens on the Non-ABL Priority Collateral that also secures on a first-priority basis the Existing Senior-Priority Notes and the New Senior-Priority Notes and (ii) second-priority liens on the ABL-Priority Collateral that secures on a first-priority basis the ABL Facility (and also secures on a second-priority basis the Existing Senior-Priority Notes and the New Senior-Priority Notes), in each case subject to permitted liens described in the 2026 Notes Indenture. The Additional 2026 Notes are subject to the terms of each of the Intercreditor Agreements. Each of the Intercreditor Agreements restrict the actions permitted to be taken by the Collateral Agent with respect to the Collateral on behalf of the holders of the 2026 Notes.

Optional Redemption. At any time prior to March 15, 2022, the Issuer may redeem some or all of the 2026 Notes at a price equal to 100% of the principal amount of the 2026 Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date plus a “make-whole” premium, as described in the 2026 Notes Indenture. On or after March 15, 2022, the Issuer may redeem some or all of the 2026 Notes at any time and from time to time at the redemption prices set forth in the 2026 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time prior to March 15, 2022, the Issuer may redeem up to 40% of the aggregate principal amount of the 2026 Notes with the proceeds of certain equity offerings at the redemption price set forth in the 2026 Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Change of Control. If the Company or the Issuer experiences a Change of Control (as defined in the 2026 Notes Indenture), the Issuer is required to offer to repurchase the 2026 Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Restrictive Covenants and Events of Default. The 2026 Notes Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, incur restrictions on the ability of the Issuer’s restricted subsidiaries that are not guarantors to pay dividends or make certain other payments, create or incur certain liens, sell assets and subsidiary stock, impair the security interests, transfer all or substantially all of the Issuer’s assets or enter into merger or consolidation transactions, and enter into transactions with affiliates. The 2026 Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in the 2026 Notes Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable, failure to perfect certain collateral securing the 2026 Notes and certain events of bankruptcy or insolvency.

The foregoing summary and description of the 2026 Notes Indenture and the Additional 2026 Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Base Indenture and the First Supplemental Indenture, as the case may be, which are filed as Exhibits 4.3 and 4.4, respectively, hereto and incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 19, 2019, the Issuer repaid all amounts outstanding and terminated the Issuer’s Fourth Amended and Restated Credit Agreement dated as of March 23, 2018 (as amended, modified, supplemented or restated and in effect from time to time), among the Issuer, the Company, subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

Item 2.03.	Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

4.1	Indenture, dated as of November 19, 2019, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent, relating to the 8.000% Senior Secured Notes due 2027.

4.2	Indenture, dated as of November 19, 2019, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto and Regions Bank, as trustee, relating to the 6.875% Senior Unsecured Notes due 2028.

4.3	Indenture, dated as of March 6, 2019, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent, relating to the 8.000% Senior Secured Notes due 2026 (incorporated by reference to Exhibit 4.1 to Community Health Systems, Inc.’s Current Report on Form 8-K filed on March 6, 2019 (No. 001-15925)).

4.4	First Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8.000% Senior Secured Notes due 2026, dated as of November 19, 2019, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the guarantors party thereto, Regions Bank, as trustee, and Credit Suisse AG, as collateral agent.

4.5	Second Amended and Restated Guarantee and Collateral Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, as further amended as of August 17, 2012 and as further amended and restated as of November 19, 2019, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto and Credit Suisse AG, as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2019	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Thomas J. Aaron
Thomas J. Aaron Executive Vice President and Chief Financial Officer (principal financial officer)